                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                January 20, 1999

                         WESTERFED FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


   Delaware                       0-22772                      81-0487794
--------------------------------------------------------------------------------
(State or other            (Commission File No.)              (IRS Employer
 jurisdiction of                                            Identification
 incorporation)                                                  Number)

   110 East Broadway, Missoula, Montana                           59802
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:           (406) 721-5254
--------------------------------------------------------------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

                 On January 20, 1999 the Registrant issued the press releases attached as Exhibit 99.6.


Item 7. Financial Statements and Exhibits

        (a) Exhibits

            99.6 Press releases, dated January 20, 1999

                                   Signatures



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       WesterFed Financial Corporation


Date: January 27, 1999                 By: /s/ Lyle R. Grimes
                                           -------------------------------------
                                           Lyle R. Grimes
                                           President/Chief Executive Officer

                                Index to Exhibits




                                                                   Sequentially
                                                                   Numbered Page
                                                                  Where Attached
          Exhibit                                                    Exhibits
           Number                                                   are located
           ------                                                  ------------
            99.6   Press Releases dated January 20, 1999                 5

CONSOLIDATED BALANCE SHEETS
WESTERFED FINANCIAL CORPORATION AND SUBSIDIARIES
(Dollars in thousands, except per share data)


                                                                                                (Unaudited)
                                                                                December 31,                   June 30,
                                                                                   1998                          1998
                                                                                ------------                   --------
                                     ASSETS
Cash and due from banks                                                         $  24,294                   $   19,440
Interest-bearing due from banks                                                    15,340                        9,628
                                                                                ---------                   ----------
       Cash and cash equivalents                                                   39,634                       29,068

Interest-bearing deposits                                                           1,885                          100
Investment securities available-for-sale                                           86,210                      108,511
Investment securities, at amortized cost (estimated market value
  of $12,330 at Dec. 31, 1998 and $16,974 at June 30, 1998)                        12,225                       16,847
Stock in Federal Home Loan Bank of Seattle, at cost                                14,086                       13,560
Mortgage-backed securities available-for-sale                                      17,499                       24,135
Mortgage-backed securities, at amortized cost (estimated market value
  of $94,541 at Dec. 31, 1998 and $104,962 at June 30, 1998)                       92,048                      102,298
Loans available-for-sale                                                            8,881                        6,922
Loans receivable, net                                                             631,271                      650,371
Accrued interest receivable                                                         6,830                        7,778
Premises and equipment, net                                                        29,670                       30,089
Core deposit intangible                                                             4,105                        4,518
Goodwill                                                                           15,429                       15,762
Cash surrender value of life insurance policies                                     6,848                        6,705
Other assets                                                                        3,960                        5,472
                                                                                ---------                   ----------

       Total assets                                                             $ 970,581                   $1,022,136
                                                                                =========                   ==========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Deposits                                                                      $ 651,772                   $  636,441
  Repurchase agreements                                                             7,211                        6,233
  Borrowed funds                                                                  201,869                      248,953
  Advances from borrowers for taxes and insurance                                   3,208                        4,052
  Income taxes - current and deferred                                               2,451                        2,289
  Accrued interest payable                                                          5,624                        4,480
  Accrued expenses and other liabilities                                            7,812                        9,988
                                                                                ---------                   ----------

       Total liabilities                                                          879,947                      912,436
                                                                                ---------                   ----------

Stockholders' Equity:
  Preferred stock, $.01 par value, 5,000,000 shares authorized;
    none outstanding                                                                   --                           --
  Common stock, $.01 par value, 10,000,000 shares authorized;
   4,511,507 shares outstanding at Dec. 31, 1998, and
   5,585,303 outstanding at June 30, 1998                                              56                           56
  Paid-in capital                                                                  69,169                       68,923
  Common stock acquired by ESOP/RRP                                                (2,347)                      (2,520)
  Treasury stock, at cost                                                         (25,265)                      (3,461)
  Net unrealized gain on securities available-for-sale                                 87                           23
  Retained earnings                                                                48,934                       46,679
                                                                                ---------                   ----------

       Total stockholders' equity                                                  90,634                      109,700
                                                                                ---------                   ----------

       Total liabilities and stockholders' equity                               $ 970,581                   $1,022,136
                                                                                =========                   ==========

       Book value per share                                                     $   20.09                   $    19.64
                                                                                =========                   ==========

       Tangible book value per share                                            $   15.76                   $    16.01
                                                                                =========                   ==========

CONSOLIDATED STATEMENTS OF INCOME
WESTERFED FINANCIAL CORPORATION AND SUBSIDIARIES
(Dollars in thousands, except per share data)

                                                                          (Unaudited)                   (Unaudited)
                                                                      Three Months Ended              Six Months Ended
                                                                          December 31,                    December 31,
                                                                     1998             1997            1998            1997
                                                                  ----------      -----------      ----------      ----------
Interest income:
   Loans receivable                                               $   13,604      $   14,211       $   27,670       $  28,018
   Mortgage-backed securities available-for-sale                         272             540              627           1,119
   Mortgage-backed securities                                          1,588           1,950            3,293           3,940
   Investment securities available-for-sale                            1,797           1,203            3,666           2,421
   Investment securities                                                 214             612              471           1,127
   Interest-bearing deposits                                             273             167              361             310
   Other                                                                  80              81              160             158
                                                                  ----------      ----------       ----------      ----------

     Total interest income                                            17,828          18,764           36,248          37,093
                                                                  ----------      ----------       ----------      ----------

Interest expense:
   NOW and money market demand                                           792             847            1,673           1,664
   Savings                                                               557             671            1,177           1,361
   Certificates of deposit                                             5,312           5,468           10,738          10,859
   Advances from FHLB - Seattle and other borrowed funds               3,204           3,665            6,842           7,099
                                                                  ----------      ----------       ----------      ----------

     Total interest expense                                            9,865          10,651           20,430          20,983
                                                                  ----------      ----------       ----------      ----------

     Net interest income                                               7,963           8,113           15,818          16,110
Provision for loan losses                                                270             256              510             420
                                                                  ----------      ----------       ----------      ----------

     Net interest income after provision for loan losses               7,693           7,857           15,308          15,690
                                                                  ----------      ----------       ----------      ----------


Non-interest income:
   Loan origination fees on loans sold                                   742             476            1,429           1,004
   Service fees                                                        1,180           1,161            2,392           2,286
   Net gain on sale of loans and securities available-for-sale           325             267              581             489
   Other                                                                 130              91              302             179
                                                                  ----------      ----------       ----------      ----------

     Total non-interest income                                         2,377           1,995            4,704           3,958
                                                                  ----------      ----------       ----------      ----------


Non-interest expenses:
   Compensation and employee benefits                                  3,234           2,978            6,592           6,448
   Net occupancy expense of premises                                     519             532            1,035           1,064
   Equipment and furnishings expense                                     542             381            1,095             770
   Data processing expense                                               402             396              815             776
   Federal insurance premium                                              83              90              171             180
   Intangibles amortization                                              373             331              746             662
   Marketing and advertising                                             219             106              373             362
   Other                                                               1,613           1,601            3,127           3,006
                                                                  ----------      ----------       ----------      ----------

     Total non-interest expense                                        6,985           6,415           13,954          13,268
                                                                  ----------      ----------       ----------      ----------

     Income before income taxes                                        3,085           3,437            6,058           6,380

Income taxes                                                           1,256           1,339            2,475           2,473
                                                                  ----------      ----------       ----------      ----------

     Net income                                                   $    1,829      $    2,098       $    3,583      $    3,907
                                                                  ==========      ==========       ==========      ==========

Net income per share:
   Basic                                                          $     0.36      $     0.40       $     0.69      $     0.74
                                                                  ==========      ==========       ==========      ==========
   Diluted                                                        $     0.35      $     0.37       $     0.65      $     0.70
                                                                  ==========      ==========       ==========      ==========

Dividends per share                                               $    0.140      $    0.120       $    0.275      $    0.235
                                                                  ==========      ==========       ==========      ==========

Dividend payout ratio - basic                                         38.89%          30.00%           39.86%          31.76%
                                                                  ==========      ==========       ==========      ==========

Average common and common equivalent shares outstanding:
   Basic                                                           5,024,773       5,300,264        5,198,318       5,292,615
                                                                  ==========      ==========       ==========      ==========
   Diluted                                                         5,296,206       5,621,237        5,486,388       5,610,129
                                                                  ==========      ==========       ==========      ==========

WESTERFED FINANCIAL CORPORATION AND SUBSIDIARIES
Selected Financial Ratios and Other Data:

                                                                               (Unaudited)                      (Unaudited)
                                                                           Three Months Ended                 Six Months Ended
                                                                               December 31,                       December 31,
                                                                          -----------------------          ------------------------
                                                                           1998             1997            1998              1997
                                                                          ------           ------          ------            ------
Performance Ratios:
  Return on assets (ratio of net income to average total assets) (1)         0.74%           0.83%           0.72%            0.78%
  Return on equity (ratio of net income to average equity) (1)               6.97            7.81            6.63             7.33

  Interest rate spread information:
       Average during period                                                 3.28            3.22            3.21             3.23
       End of period                                                         3.21            3.14            3.21             3.14
  Net interest margin (1) (2)                                                3.51            3.48            3.45             3.49
  Ratio of non-interest expense to average total assets (1)                  2.82            2.52            2.79             2.64

Asset Quality Ratios:
  Non-performing assets to total assets, at end of period                    0.47            0.38            0.47             0.38
  Total allowance for loan losses to total non-performing
     assets (3)                                                            105.78          126.04          105.78           126.04

Capital Ratios:
  Stockholders' equity to total assets, at end of period                     9.34           10.40            9.34            10.40
  Tangible stockholders' equity to tangible assets, at end of period         7.48            8.62            7.48             8.62
  Ratio of average interest-earning assets to average
     interest-bearing liabilities                                          105.12          105.67          105.60           105.85

-----------------------------------------------------------------------------------------------------------------------------------

(1) Annualized
(2) Net interest income divided by average interest-earning assets
(3) Includes non-performing and foreclosed assets

                            WESTERFED FINANCIAL CORP

                                                                                  (Unaudited)
                                              ----------------------------------------   -----------------------------------------

                                                    DECEMBER 31, 1998 - QTD                      DECEMBER 31, 1997 - QTD

                                              ----------------------------------------    ----------------------------------------
                                                  Average       Interest                      Average       Interest
                                                Outstanding     Earned/        Yield/       Outstanding      Earned/      Yield/
                                                Balance (5)      Paid          Rate         Balance (5)        Paid        Rate
                                              ----------------------------------------    ----------------------------------------
INTEREST EARNING ASSETS:                                                        (Dollars in Thousands)
  Loans receivable (1) (2)                      $642,972        $13,604        8.46%         $666,589        $14,211       8.53%
  Mortgage-backed securities (2)                 112,678          1,860        6.60%          144,993          2,490       6.87%
  Investments (2)                                124,358          2,011        6.47%          107,738          1,815       6.74%
  Other interest-earning assets (3)               21,241            273        5.14%            6,131            167      10.90%
  Cash surrender value of life insurance           6,824             80        4.69%            6,522             81       4.97%
                                              ---------------------------------------     ---------------------------------------

    Total Interest-Earning Assets                908,073         17,828        7.85%          931,973         18,764       8.05%
                                              =======================================     =======================================

INTEREST-BEARING LIABILITIES:
  Certificates of deposits                       376,463          5,312        5.64%          378,825          5,468       5.77%
  Savings accounts                                90,831            557        2.45%           97,108            671       2.76%
  Demand and now accounts                        116,539            205        0.70%          108,517            322       1.19%
  Money market accounts                           60,763            587        3.86%           52,213            525       4.02%
                                              ---------------------------------------     ---------------------------------------

    Total deposits                               644,596          6,661        4.13%          636,663          6,986       4.39%
  FHLB advances and other borrowed money         219,277          3,204        5.84%          245,277          3,665       5.98%
                                              ---------------------------------------     ---------------------------------------

    Total Interest-Bearing Liabilities           863,873          9,865        4.57%          881,940         10,651       4.83%
                                             ========================================    ========================================

Net interest income                                              $7,963                                       $8,113
                                                                =======                                      =======

Net interest rate spread                                                       3.28%                                       3.22%
                                                                              ======                                      ======

Net interest earning assets                      $44,200                                       $50,033
                                                ========                                      ========

Net interest margin (4)                                                        3.51%                                       3.48%
                                                                              ======                                      ======
Average interest-earning assets
  to average interest-bearing liabilities                       105.12%                                      105.67%
                                                                =======                                      =======

(RESTUBBED TABLE)

                                                                                 (Unaudited)
                                              ---------------------------------------    -------------------------------------------

                                                      DECEMBER 31, 1998 - YTD                       DECEMBER 31, 1997 - YTD

                                              ---------------------------------------    -------------------------------------------
                                                  Average       Interest                    Average         Interest
                                                Outstanding     Earned/       Yield/      Outstanding        Earned/         Yield/
                                                 Balance (5)    Paid          Rate         Balance (5)        Paid           Rate
                                              ---------------------------------------    -------------------------------------------
INTEREST EARNING ASSETS:                                                   (Dollars in Thousands)
  Loans receivable (1) (2)                      $321,486       $13,604        8.46%         $333,295         $14,212          8.53%
  Mortgage-backed securities (2)                  56,339          1859        6.60%           72,497           2,490          6.87%
  Investments (2)                                 62,179          2011        6.47%           53,869           1,814          6.73%
  Other interest-earning assets (3)               10,621           274        5.16%            3,066             167         10.90%
  Cash surrender value of life insurance           3,412            80        4.69%            3,261              81          4.97%
                                              --------------------------------------     -------------------------------------------

    Total Interest-Earning Assets               $454,037       $17,828        7.85%          465,987          18,764          8.05%
                                              ======================================     ===========================================

INTEREST-BEARING LIABILITIES:
  Certificates of deposits                      $188,232        $5,313        5.65%          189,413           5,468          5.77%
  Savings accounts                                45,416           556        2.45%           48,554             671          2.76%
  Demand and now accounts                         58,270           205        0.70%           54,259             322          1.19%
  Money market accounts                           30,382           587        3.86%           26,107             525          4.02%
                                              --------------------------------------     -------------------------------------------

    Total deposits                                322298          6661        4.13%         318331.5            6986          4.39%
  FHLB advances and other borrowed money         109,639          3204        5.84%          122,639           3,665          5.98%
                                              --------------------------------------     -------------------------------------------

    Total Interest-Bearing Liabilities          $431,937        $9,865        4.57%          440,970          10,651          4.83%
                                              ======================================     ===========================================

Net interest income                                             $7,963                                        $8,113
                                                               =======                                       =======

Net interest rate spread                                                      3.28%                                           3.22%
                                                                             ======                                          ======

Net interest earning assets                      $22,100                                     $25,017
                                                ========                                    ========

Net interest margin (4)                                                       3.51%                                           3.48%
                                                                             ======                                          ======
Average interest-earning assets
  to average interest-bearing liabilities                      105.12%                                       105.67%
                                                               =======                                       =======

(1) Calculated net of deferred loan fees, loan discounts, loans in process and loss reserves
(2) Includes held and available for sale categories
(3) Includes primarily short term liquid assets
(4) Net interest income divided by average interest earning assets
(5) Based on average monthly balances

                         WESTERFED FINANCIAL CORPORATION
                              Non-Performing Assets


                                                                (Unaudited)
                                                                December 31,         June 30,
                                                                    1998               1998
---------------------------------------------------------------------------------------------
                                                               (In Thousands)
Non-accruing loans:
Real Estate:
     One-to-four family                                           $1,164              $1,967
     Multi-family                                                      -                  89
     Nonresidential property (except land)                            11                  35
     Land                                                             35                   -
     Construction                                                    112                 362
Agriculture                                                          221                   -
Commercial - non real estate                                         107                  32
Consumer                                                           1,455               1,504
---------------------------------------------------------------------------------------------
     Total                                                         3,105               3,989
---------------------------------------------------------------------------------------------

Accruing loans delinquent 90 days or more:
Real Estate:
     One-to-four family                                              725                 442
     Multi-family                                                      -                   -
     Nonresidential property (except land)                             -                   -
     Construction                                                      -                   -
Agriculture                                                            -                   -
Commercial - non real estate                                           -                  10
Consumer                                                             242                 174
---------------------------------------------------------------------------------------------
     Total                                                           967                 626
---------------------------------------------------------------------------------------------

Foreclosed assets:
Real Estate:
     One-to-four family                                              234                 279
     Multi-family                                                      -                   -
     Commercial                                                        -                   -
     Land                                                             26                  28
     Construction                                                      -                   -
Consumer                                                             249                 114
---------------------------------------------------------------------------------------------
     Total                                                           509                 421
---------------------------------------------------------------------------------------------

Total non-performing assets                                       $4,581              $5,036
=============================================================================================

                         WESTERFED FINANCIAL CORPORATION
                            Allowance for Loan Losses


                                                                        (Unaudited)                        (Unaudited)
                                                                   For the Three Month                 For the Six Month
                                                                       Period Ended                       Period Ended
                                                                       December 31,                       December 31,
                                                                  -----------------------            ----------------------
                                                                   1998             1997              1998            1997
                                                                  ------           ------            ------          ------
                                                                       (In Thousands)                     (In Thousands)
                                                                  -----------------------            ----------------------
Balance at beginning of period.................................   $4,880           $4,743            $4,907           $4,651
                                                                  ------           ------            ------           ------

Charge-Offs:
Real Estate:
       One- to four-family.....................................     (130)              --              (130)              --
       Commerical..............................................       --               --                --               --
Other:
       Commerical..............................................      (45)              --               (48)              --
       Consumer................................................     (152)             (72)             (438)            (153)
                                                                  ------           ------            ------           ------
Total charge-offs..............................................     (327)             (72)             (616)            (153)
                                                                  ------           ------            ------           ------

Recoveries:
Other:
       Commerical..............................................       --                3                --                3
       Consumer................................................       23               12                45               21
                                                                  ------           ------            ------           ------
Total recoveries...............................................       23               15                45               24
                                                                  ------           ------            ------           ------
Net charge-offs................................................     (304)             (57)             (571)            (129)
                                                                  ------           ------            ------           ------
Provisions charged to operations...............................      270              256               510              420
Reserves acquired..............................................       --               --                --               --
                                                                  ------           ------            ------           ------
Balance at end of period.......................................   $4,846           $4,942            $4,846           $4,942
                                                                  ======           ======            ======           ======

Ratio of net charge-offs during the period to average loans
       outstanding during the period...........................     0.05%            0.01%             0.09%            0.02%
                                                                  ======           ======            ======           ======

Ratio of net charge-offs during the period to average non-
       performing assets during the period.....................     6.23%            1.43%            11.70%            3.23%
                                                                  ======           ======            ======           ======

Ratio of allowance for loan losses to net loans before
       allowance...............................................     0.75%            0.73%             0.75%            0.72%
                                                                  ======           ======            ======           ======